SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

 On March 27, 2009, Charter Communications, Inc. (the “Company”), the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp., and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).  The Chapter 11 cases are being jointly administered under the caption In re Charter Communications, Inc., et al., Case No. 09-11435 (the “Chapter 11 Cases”).  The Debtors will continue to operate their businesses and manage their properties as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The filing of the Chapter 11 Cases described in Item 1.03 above triggered the acceleration of financial obligations under the terms of a number of debt instruments of the Debtors (the “Debt Documents”).  The Debtors believe that any efforts to enforce the financial obligations under the Debt Documents are stayed as a result of the filing of the Chapter 11 Cases in the Bankruptcy Court. The Debt Documents and the approximate principal amount of debt currently outstanding thereunder are as follows:

1.  $3 million of 5.875% convertible senior notes due 2009 of the Company;

2.  $479 million of 6.50% convertible senior notes due 2027 of the Company;

3.  $53 million of 10.000% senior notes due 2009 of Charter Communications Holdings, LLC;

4.  $4 million of 10.750% senior notes due 2009 of Charter Communications Holdings, LLC;

5.  $25 million of 9.625% senior notes due 2009 of Charter Communications Holdings, LLC;

6.  $1 million of 10.250% senior notes due 2010 of Charter Communications Holdings, LLC;

7.  $1 million of 11.750% senior discount notes due 2010 of Charter Communications Holdings, LLC;

8.  $47 million of 11.125% senior notes due 2011 of Charter Communications Holdings, LLC;

9.  $60 million of 13.500% senior discount notes due 2011 of Charter Communications Holdings, LLC;

10.  $51 million of 9.920% senior discount notes due 2011 of Charter Communications Holdings, LLC;

11.  $69 million of 10.000% senior notes due 2011 of Charter Communications Holdings, LLC;

12.  $54 million of 11.750% senior discount notes due 2011 of Charter Communications Holdings, LLC;

13.  $75 million of 12.125% senior discount notes due 2012 of Charter Communications Holdings, LLC;

14.  $151 million of 11.125% senior notes due 2014 of CCH I Holdings, LLC;

15.  $581 million of 13.500% senior discount notes due 2014 of CCH I Holdings, LLC;

16.  $471 million of 9.920% senior discount notes due 2014 of CCH I Holdings, LLC;

17.  $299 million of 10.000% senior notes due 2014 of CCH I Holdings, LLC;

18.  $815 million of 11.750% senior discount notes due 2014 of CCH I Holdings, LLC;

19.  $217 million of 12.125% senior discount notes due 2015 of CCH I Holdings, LLC;

20.  $3.987 billion of 11.00% senior notes due 2015 of CCH I, LLC;

2

21.  $1.860 billion of 10.250% senior notes due 2010 of CCH II, LLC;

22.  $614 million of 10.250% senior notes due 2013 of CCH II, LLC;

23.  $800 million of 8 3/4% senior notes due 2013 of CCO Holdings, LLC;

24.  $1.1 billion of 8.000% senior second-lien notes due 2012 of Charter Communications Operating, LLC;

25.  $770 million of 8 3/8% senior second-lien notes due 2014 of Charter Communications Operating, LLC;

26.  $546 million of 10.875% senior second-lien notes due 2014 of Charter Communications Operating, LLC;

27.
$8.2 billion of loans due 2014 under the Amended and Restated Credit Agreement, dated as of March 6, 2007, among Charter Communications Operating, LLC, CCO Holdings, LLC, the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent; and

28.
$350 million of loans due 2014 under the Credit Agreement, dated as of March 6, 2007, among CCO Holdings, LLC, the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent.

ITEM 5.02 DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 25, 2009, the Company appointed Gregory L. Doody as its Chief Restructuring Officer and Senior Counsel in connection with the filing of the Chapter 11 Cases until the earlier of (i) the date that the Employment Agreement (as defined below) is terminated by either party and (ii) the effective date of the Company’s Chapter 11 plan of reorganization.  Mr. Doody, age 44, served as Executive Vice President, General Counsel and Secretary of Calpine Corporation from July 2006 through August 2008.  Prior to joining Calpine Corporation, Mr. Doody held various positions, including Executive Vice President, General Counsel and Secretary at HealthSouth Corporation from July 2003.

Mr. Doody’s services as Chief Restructuring Officer are provided to the Company pursuant to an Employment Agreement, dated March 25, 2009 (the “Employment Agreement”), between the Company and Mr. Doody, pursuant to which the Company has retained Mr. Doody in connection with its Chapter 11 restructuring.  Under the Employment Agreement, the Company agreed to pay Mr. Doody a base salary at a monthly rate of not less than $60,000 (the “Base Salary”) to evaluate and implement strategic and tactical options through the process of restructuring the Company’s balance sheet, among other duties.  The Employment Agreement also provides for an emergence bonus of $1,500,000 (the “Emergence Bonus”) reduced by (y) the sum of (i) the aggregate amount of Base Salary paid to Mr. Doody during his term of employment, (ii) the aggregate amount of “Monthly Fees” paid to Dumaine Advisors LLC (“Dumaine”) pursuant to the Consulting Agreement dated January 16, 2009 by and between the Company and Dumaine (the “Consulting Agreement”), and (iii) the $75,000 retainer paid by the Company to Dumaine pursuant to the Consulting Agreement (the “Retainer”).  Notwithstanding the foregoing, the Company’s Chief Executive Officer may, in his sole and absolute discretion, reduce the Emergence Bonus to any amount, including zero dollars ($0.00), at any point prior to the date of emergence from bankruptcy, provided that Mr. Doody is not required to repay the Base Salary, and Dumaine is not required to repay any Monthly Fees or the Retainer, previously received.

ITEM 7.01 REGULATION FD.

In connection with the Chapter 11 Cases, the Company has made information available on its website (www.charter.com under the “Investor and News Center” tab), including its proposed plan of reorganization and disclosure statement describing the terms of the plan of reorganization and other information concerning the Company.  A copy of a press release announcing the filing of the voluntary petitions is attached hereto as Exhibit 99.1.

3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.	Description

99.1	Press release, dated March 27, 2009 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on March 27, 2009 (File No. 000-27927)).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC, and CCO Holdings Capital Corp. have duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 27, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Charter Communications Holdings Capital Corporation Registrant

Dated: March 27, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 27, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II Capital Corp. Registrant

Dated: March 27, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 18, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings Capital Corp. Registrant

Dated: March 27, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 27, 2009 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on March 27, 2009 (File No. 000-27927)).